Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lucid Diagnostics Inc. and Subsidiaries (the “Company”) for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Lishan Aklog, M.D., Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026	By:	/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D.
Chief Executive Officer
(Principal Executive Officer)